UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 24, 2020

WABCO HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-33332	20-8481962
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Giacomettistrasse 1, 3000 Bern 31, Switzerland 1220 Pacific Dr., Auburn Hills, Michigan	48326-1589
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +41-315-813-300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	WBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On March 24, 2020, the Company issued a joint press release with ZF Friedrichshafen AG (“ZF”) announcing that they have received all approvals from regulatory authorities required to close their previously announced merger, with the exception of the Chinese State Administration for Market Regulation (“SAMR”). WABCO and ZF anticipate that SAMR approval will be received without significant delay, and expect that the transaction will close in the second quarter of 2020, when this final regulatory clearance is anticipated to be received. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Exhibit No.	Description of Document

99.1	Press Release dated March 24, 2020

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger (the “transaction”) and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the transaction or to make any filing or take other action required to consummate such transaction in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that: (1) conditions to the closing of the transaction, including obtaining required regulatory approvals, may not be satisfied or waived on a timely basis or otherwise; (2) a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the transaction and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed transaction or cause the parties to abandon the proposed transaction; (3) the transaction may involve unexpected costs, liabilities or delays; (4) the business of the Company may suffer as a result of uncertainty surrounding the transaction or the potential adverse changes to business relationships resulting from the proposed transaction; (5) the Company may be adversely affected by other general industry, economic, business, and/or competitive factors; (6) there may be unforeseen events, changes or other circumstances, that could give rise to the termination of the transaction or affect the ability to recognize the benefits of the transaction; (7) risks that the proposed transaction may disrupt current plans and operations and present potential difficulties in employee retention as a result of the transaction; (8) risks related to diverting management’s attention from the Company’s ongoing business operations; (9) there may be other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all which may affect the Company’s business and the price of the common stock of the Company; and (10) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2018, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. These risks, as well as other risks associated with the proposed merger, are more fully discussed in the definitive proxy statement that was filed with the SEC on May 20, 2019 in connection with the proposed merger. There can be no assurance that the transaction will be completed, or if they are completed, that they will close within the anticipated time period or that the expected benefits of the transaction will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2020	WABCO HOLDINGS INC.

	By:	/s/ LISA BROWN
	Name:	Lisa Brown
	Title:	Chief Legal Officer & Secretary